                                                                 EXHIBIT 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 8, 1998, except for the last paragraph of Note 10, as to which the date is August 21, 1998, relating to the financial statements of VEO Systems, Inc., which appear in Form S-1 (File No. 333-76987) of Commerce One, Inc.



PRICEWATERHOUSECOOPERS LLP


San Jose, California
January 21, 2000